Discontinued Operations	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Discontinued Operations
23.	Discontinued Operations

The Group acquired MixRadio on March 16, 2015. Subsequently, the Group made a strategic decision to focus on its core LINE business and portal segment. On February 12, 2016, the board of directors approved the abandonment of the MixRadio segment. The operation of the MixRadio business was classified as a discontinued operation on March 21, 2016, when the abandonment took effect.

The aggregated results of the discontinued operations for the years ended December 31, 2016, 2017 and 2018 are presented below.

	(In millions of yen)

	2016	2017	2018
Revenues	444	—	—
Other income(1)	9	—	566
Expenses(2)	(3,179)	(19)	(16)

(Loss)/profit before tax from discontinued operations	(2,726)	(19)	550
Income tax benefits/(expenses) on liquidation(3)	744	6	(174)

(Loss)/profit for the year from discontinued operations (attributable to the shareholders of the Company)	(1,982)	(13)	376

(1)	For the year ended December 31, 2018, the Group recognized a gain from discharge of debt amounting to 566 million yen in connection with the liquidation of the MixRadio business on March 21, 2016.
(2)

In connection with the abandonment of the MixRadio business on March 21, 2016, restructuring expenses related to employee termination benefits of 1,165 million yen and office lease termination fees of 126 million yen have been incurred.

(3)

The income tax benefits/(expenses) for the year ended December 31, 2016, 2017 and 2018 are mainly due to the deductible temporary difference arising from the investment in MixRadio Limited, which incurred loss or profit during the periods.

The aggregated cash flow information of the discontinued operations for the years ended December 31, 2016, 2017 and 2018, are presented below.

	(In millions of yen)

	2016	2017	2018
Operating	(4,654)	(136)	18
Investing	22	—	—
Financing	—	—	(353)

Net cash outflow	(4,632)	(136)	(335)